Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: February 2 - February 29, 2016

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		x
Schedule of Professional Fees Paid	MOR-1b	x
Copies of bank statements			x
Cash disbursements journals		x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Timothy D. Boates	3/21/2016

Signature of Authorized Individual*	Date

Timothy D. Boates	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

MOR-1

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: February 2 - February 29, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	16-10287 HORSEHEAD HOLDINGS CORPORATION			16-10288 HORSEHEAD CORPORATION							16-10290 Inmetco			16-10291 Zochem
	WFC -2552	PNC -3765	16-10287	PNC -3127	WFC -9756	WFC 6331	PNC -7517	PNC -7525	WFC -1949	16-10288	WFC -5018	WFC -0254	16-10290	PNC -6944	PNC -6952	SB -5117	SB -0918	16-10291	GRAND
	TOTAL	TOTAL	TOTAL	TOTAL	TOTAL	100	100	TOTAL	100	TOTAL	320	320	TOTAL	185	185	185	185	TOTAL	TOTAL

BEGINNING BALANCE	536	77,440	77,976	0	36,008	0	13	1,323,180	0	1,359,201	0	0	0	(434)	652,850	298,010	238,283	1,188,708	2,625,886
																		—	—
CASH RECEIPTS																		—	—
Trade Receipts	—	2,686,953	2,686,953	—	—	931,798		11,183,024		12,114,822	2,991,148		2,991,148		6,154,934	92,454	1,290,935	7,538,323	25,331,246
Other Receipts	15,772,886	162	15,773,048	—	20			—		20			—	18,677,793		842,240		19,520,033	35,293,102

TOTAL RECEIPTS	15,772,886	2,687,115	18,460,001	—	20	931,798	—	11,183,024	—	12,114,842	2,991,148	—	2,991,148	18,677,793	6,154,934	934,695	1,290,935	27,058,357	60,624,348

CASH DISBURSEMENTS								—
Purchases	2,506,721	889,099	3,395,820	5,000	374,460			—		379,460			—	5,306,333		5,746	157,248	5,469,327	9,244,608
Payroll & Taxes	18,675	37,371	56,046	—	2,700,165			—	91,609	2,791,775		89,044	89,044			198,001		198,001	3,134,866
Benefits	485,190	—	485,190	10,372	—			—		10,372			—			219,469		219,469	715,031
Contract Services	206,517	92,742	299,258	174,091	—			—		174,091			—				65	65	473,414
Freight	429,932	35,691	465,623	689,209	—			—		689,209			—			315	66,378	66,693	1,221,525
Insurance	553,351	206,037	759,389	50,859	—			—		50,859			—					—	810,248
Utilities	394,621	5,477	400,098	1,700	—			—		1,700			—			63,599	84,049	147,648	549,445
Supplies	381,109	50,936	432,045	34,472	—			—		34,472			—			21,660	15,893	37,553	504,070
Miscellaneous	268,002	4,000	272,002	84,255	2,812			—		87,067	3,455	8,527	11,982	1,557		9,764	404	11,725	382,776
Other Operating Costs	17,500	46,059	63,559	36,484	—			790,065		826,549		72,000	72,000			113,391	39,380	152,771	1,114,878
Leases	—	—	—	—	5,400			—		5,400			—					—	5,400
Professional Fees	1,062,088	—	1,062,088	—	—			—		—			—					—	1,062,088
PNC Facility Repayment	—	—	—	—	—			—		—			—	18,677,793				18,677,793	18,677,793
Utility Deposits	(200,000)	—	(200,000)	—	—		781,500	—		781,500			—					—	581,500
Critical Vendors - Freight	862,189	—	862,189	—	—			—		—			—			18,718		18,718	880,907

TOTAL DISBURSEMENTS	6,985,896	1,367,411	8,353,307	1,086,441	3,082,837	—	781,500	790,065	91,609	5,832,453	3,455	169,571	173,026	23,985,683	—	650,663	363,416	24,999,762	39,358,548
										—
Bank Account Transfers	(3,175,000)		(3,175,000)	878,201	4,015,189	(931,798)	10,837,938	(11,716,139)	91,609	3,174,999	(97,571)	97,571	—	6,807,784	(6,807,784)				—

ENDING BOOK BALANCE	5,612,527	1,397,144	7,009,671	(208,241)	968,380	0	10,056,451	—	0	10,816,591	2,890,122	(72,000)	2,818,122	1,499,459	—	582,041	1,165,802	3,247,302	23,891,686

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS			8,353,307							5,832,453			173,026					24,999,762
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS			—							—			—					—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES			—							—			—					—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES			8,353,307							5,832,453			173,026					24,999,762

MOR-1b

In re: HORSEHEAD HOLDING CORP	Case No. 16-10287, 288, 289, 290, 291
Debtor	Reporting Period: February 2 - February 29, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

No debtor professionals were paid during the reporting period

FORM MOR-1b

(04/07)

In re. HORSEHEAD HOLDING CORP	MOR-2	Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: February 2-29, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING STATEMENTS OF OPERATIONS

DEBTOR IN POSSESSION

For the 28 days ended February 29, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL MARCH 15TH
	Horsehead Holding Corp.	Horsehead Corporation	HMP	INMETCO	Zochem	Eliminations	Consolidated

Net sales of zinc material and other goods	$—	$8,395	$2,550	$—	$8,114	$—	$19,059
Net sales of nickel based material and other services	—	—	—	3,434	—	—	3,434
EAF dust service fees	—	3,287	—	—	—	(98)	3,189

Net sales	—	11,682	2,550	3,434	8,114	(98)	25,682

Cost of sales of zinc material and other goods	—	7,101	4,510	—	7,540	—	19,151
Cost of sales of nickel based material and other services	—	—	—	2,437	—	(98)	2,339
Cost of EAF dust services	—	2,379	—	—	—	—	2,379
Insurance claim income	—	—	—	—	—	—	—

Cost of sales (excluding depreciation and amortization)	—	9,480	4,510	2,437	7,540	(98)	23,869
Depreciation and amortization	—	1,180	2,560	252	187	—	4,179
Selling, general and administrative expenses	18	1,363	58	253	144	—	1,836

Total costs and expenses	18	12,023	7,128	2,942	7,871	(98)	29,884

Income from operations	(18)	(341)	(4,578)	492	243	—	(4,202)

Equity in income of subsidiary, net of taxes	(5,165)	—	—	—	—	5,165	—

Other income ( expense)
Interest expense	(604)	(1,846)	—	(37)	(173)	88	(2,572)
Interest and other income	90	2	—	—	—	(88)	4
Other income (expense)	—	2	—	—	(19)	—	(17)

Total other income (expense)	(514)	(1,842)	—	(37)	(192)	—	(2,585)

REORGANIZATION ITEMS, NET	(3,814)	(4,790)	—	—	(554)	—	(9,158)

Income before income taxes	(9,511)	(6,973)	(4,578)	455	(503)	5,165	(15,945)
Income tax provision	—	(5,876)	—	179	(116)	—	(5,813)	36.5%

NET INCOME (LOSS)	$(9,511)	$(1,097)	$(4,578)	$276	$(387)	$5,165	$(10,132)

Earnings per common share:
Basic	$(0.16)	$(0.02)	$(0.08)	$0.00	$(0.01)	$0.09	$(0.17)
Diluted	$(0.16)	$(0.02)	$(0.08)	$0.00	$(0.01)	$0.09	$(0.17)
Weighted average shares outstanding:
Basic	60,339	60,339	60,339	60,339	60,339	60,339	60,339
Diluted	60,339	60,339	60,339	60,339	60,339	60,339	60,339

Net Income (Loss)	$(9,511)	$(1,097)	$(4,578)	$276	$(387)	$5,165	$(10,132)
Income Tax Provision	—	(5,876)	—	179	(116)	—	(5,813)
Interest Expense	604	1,846	—	37	173	(88)	2,572
Interest income and other income	(90)	(4)	—	—	19	88	13
Equity in income of subsidiary	5,165	—	—	—	—	(5,165)	—
Noncash hedge adjustments	—	10	(10)	—	(4)	—	(4)
Noncash compensation expense	15	441	—	—	—	—	456
Writeoff of inventory supplies/vacation accrual	—	—	—	—	—	—	—
Reorganization charges	3,814	4,790	—	—	554	—	9,158
Depreciation and amortization	—	1,180	2,560	252	187	—	4,179

Adjusted EBITDA	(3)	1,290	(2,028)	744	426	—	429

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT FEBRUARY FINAL RESULTS

NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

3/21/2016

INCOME (EXPENSE)

REORGANIZATION CHARGES

FEBRUARY
HHC
Professional Fee	(2,544)
Interest Expense	(1,270)

(3,814)

HORSEHEAD
Hedges	49
Interest Exp	(4,839)
Other Income	—

(4,790)

INMETCO
Hedges	—

ZOCHEM
Hedges	(49)
Profess Fee/Other	(360)
Interest Exp	(145)

(554)

TOTAL	(9,158)

In re. HORSEHEAD HOLDING CORP	MOR-3	Case No: 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: February 2 - 29, 2016

Horsehead Holding Corp. and Subsidiaries

CONSOLIDATING BALANCE SHEETS

DEBTOR IN POSSESSION

February 29, 2016 (UNAUDITED)

(Amounts in thousands, except per share amounts)

FINAL MARCH 15TH
ASSETS	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated

Current assets
Cash and cash equivalents	$7,077	$11,316	$—	$3,387	$2,786	$—	$24,566
Accounts receivable, net of allowance	290	6,993	8,832	15,864	5,950	(465)	37,464
Inventories, net	—	12,876	7,511	10,553	5,779	—	36,719
Prepaid expenses and other current assets	2,257	13,120	—	1,495	1,044	(6,972)	10,944
Deferred income taxes	—	5,405	—	24	301	—	5,730

Total current assets	9,624	49,710	16,343	31,323	15,860	(7,437)	115,423

Property, plant and equipment, net	—	138,660	580,006	24,567	31,312	—	774,545

Other assets
Intangible assets	—	7,707	—	83	1,537	—	9,327
Restricted cash	—	7,939	—	—	—	—	7,939
Deferred income taxes	—	—	—	—	—	57,932	57,932
Investment in and advances to subsidiary	730,115	27,174	(702,132)	15,879	4,132	(75,168)	—
Deposits and other	14,968	216	402	878	670	(14,968)	2,166

Total other assets	745,083	43,036	(701,730)	16,840	6,339	(32,204)	77,364

Total assets	$754,707	$231,406	$(105,381)	$72,730	$53,511	$(39,641)	$967,332

LIABILITIES AND STOCKHOLDERS’ EQUITY	Horsehead Holding Corp.	Horsehead Corporation	HMP	Zochem	INMETCO	Eliminations	Consolidated
Current liabilities
Current maturities of long-term debt	$—	$—	$—	$—	$—	$—	$—
DEBTOR IN POSSESSION FINANCING	—	19,822	—	18,678	—	—	38,500
Accounts payable	214	2,114	4,730	504	1,261	(353)	8,470
Accrued expenses	1,794	11,542	379	378	1,889	11	15,993
Income Taxes Payable	—	(56,170)	—	727	509	54,934	—

Total current liabilities	2,008	(22,692)	5,109	20,287	3,659	54,592	62,963

LIABILITIES SUBJECT TO COMPROMISE - SECURED DEBT	348,588	64,943	5,000	—	—	(15,091)	403,440
LIABILITIES SUBJECT TO COMPROMISE - PRIORITY DEBT							—
LIABILITIES SUBJECT TO COMPROMISE - UNSECURED DEBT (AP & AL)	2,930	34,528	29,672	8,216	5,765	—	81,111

Long-term debt, less current maturities	—	—	—	—	10,000	(10,000)	—

Other long-term liabilities	—	13,080	—	26	1,839	—	14,945

Deferred income taxes	—	(7,196)	—	1,870	9,302	(3,976)	—

Commitments and contingencies	—	—	—	—	—	—

Stockholders’ equity
Horsehead Holding Corp. stockholders’ equity:
Common stock, par value $.01 per share; 100,000 shares	0	0	0	0	0	0
with voting rights authorized;	602	—	—	—	—	—	602
Preferred stock, par value $.01 per share; 10,000 shares	—	—	—	—	—	—
authorized; no shares issued or outstanding	—	—	—	—	—	—	—
Additional paid-in capital	393,819	12,572	—	—	29,081	(41,653)	393,819
Retained earnings	6,760	132,332	(145,162)	42,331	(6,135)	(23,513)	6,613

Total stockholders’ equity before noncontrolling interest	401,181	144,904	(145,162)	42,331	22,946	(65,166)	401,034

Noncontrolling interest	—	3,839	—	—	—	—	3,839

Total stockholders’ equity	401,181	148,743	(145,162)	42,331	22,946	(65,166)	404,873

Total liabilities and stockholders’ equity	$754,707	$231,406	$(105,381)	$72,730	$53,511	$(39,641)	$967,332

	—	—	—	—	—	—	—

NOTE: THE DECEMBER 31, 2015 BALANCES WILL BE ADJUSTED UPON COMPLETION OF THE 2015 AUDIT AND MAY AFFECT FEBRUARY FINAL RESULTS

NOTE: HORSEHEAD CORP. INCLUDES NON-DEBTOR BALANCES (CHR & HZR)

MOR-4

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: February 2 - February 29, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	0	410,085	379,263	Various dates	EFT (payroll provider)	30,822
FICA-Employee	0	225,771	225,771	Various dates	EFT (payroll provider)	0
FICA-Employer	0	295,985	223,985	Various dates	EFT (payroll provider)	72,000
Unemployment	0	8,542	7,027	Various dates	EFT (payroll provider)	1,515
Income	0	0	0			0
Other:	0	0	0			0

Total Federal Taxes	0	940,383	836,046			104,337

State and Local
Withholding	0	93,563	93,563	Various dates	EFT (payroll provider)	0
Sales	0	29,715	0			29,715
Excise	0	0	0			0
Unemployment	0	126,754	110,436	Various dates	EFT (payroll provider)	16,318
Real Property	0	187,538	20,838	2/12/2016	#29629	166,700
Personal Property	0	0	0			0
Other:	0	0	0			0
Total State and Local	0	437,570	224,837			212,733

Total Taxes		1,377,953	1,060,883			317,070

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	8,470,000	0	0	0	0	8,470,000
Wages Payable	4,507,000	0	0	0	0	4,507,000
Taxes Payable	317,070	0	0	0	0	317,070
Rent/Leases-Building	0	0	0	0	0	0
Rent/Leases-Equipment	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	1,270,000	0	0	0	0	1,270,000
Amounts Due to Insiders*	0	0	0	0	0	0
Other:
Other:

Total Postpetition Debts	14,564,070	0	0	0	0	14,564,070

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Post petition debts will be paid with operating cash flow and or post petition financing.

MOR-5

In re: HORSEHEAD HOLDING CORP		Case No. 16-10287, 288, 289, 290, 291
Debtor		Reporting Period: February 2 - February 29, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	HH Corp	HMP	Inmetco	Zochem
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	11,016,319	8,564,707	4,936,286	14,430,374
+ Amounts billed during the period	9,370,269	2,200,482	1,656,903	8,047,127
- Amounts collected during the period	-7,775,799	-4,339,024	-2,991,148	-7,538,323

Total Accounts Receivable at the end of the reporting period	12,610,790	6,426,166	3,602,042	14,939,178

Accounts Receivable Aging
0 - 30 days old	7,938,500	5,856,288	1,418,468	15,047,128
31 - 60 days old	1,975	176,307	1,786,145	-25,188
61 - 90 days old	61,734	121,216	214,428	-50,836
91+ days old	4,608,582	272,355	183,001	-31,926

Total Accounts Receivable	12,610,790	6,426,166	3,602,042	14,939,178

Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	x

Re. 5: Debtor opened account ######6331 with Wells Fargo during the period. The debtor made the required communications to the US Trustee.

FORM MOR-5

(04/07)

[Horsehead Letterhead]

March 21, 2016

Office of the United States Trustee

844 King Street, Suite 2207, Lockbox 35

Wilmington, DE 19801

Attn: Timothy J. Fox

Subject: Declaration Regarding Bank Reconciliation and Bank Statements

Horsehead Holding Corp. and certain of its affiliates (the “Debtors”), hereby submit this declaration regarding providing bank statements in lieu of providing bank account reconciliations.

The Debtors have not performed bank reconciliations for the period February 2, 2016 through February 29, 2016. The Debtors will complete the reconciliation for this period by April 20, 2016. The Debtors will perform all bank account reconciliations in the ordinary course of business going-forward. Copies of bank account statements will be available for inspection upon request by the Office of the United States Trustee for the District of Delaware.

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Timothy Boates
Name: Timothy Boates
Position: Chief Restructuring Officer